Exhibit 10.1

BURLINGTON COAT FACTORY
WAREHOUSE CORPORATION

BURLINGTON COAT FACTORY
WAREHOUSE OF NEW JERSEY, INC.

NOTE PURCHASE AGREEMENT

Dated as of August 15, 2003

$36,000,000 4.06% Series A Senior Notes Due September 30, 2010

$64,000,000 4.67% Series B Senior Notes Due September 30, 2013

TABLE OF CONTENTS

Page

1. AUTHORIZATION OF NOTES *

2. SALE AND PURCHASE OF NOTES *

3. CLOSING *

4. CONDITIONS TO CLOSING *

4.1. Representations and Warranties. *

4.2. Performance; No Default. *

4.3. Compliance Certificates. *

4.4. Opinions of Counsel. *

4.5. Purchase Permitted By Applicable Law, etc. *

4.6. Sale of All Notes. *

4.7. Payment of Special Counsel Fees. *

4.8. Private Placement Number. *

4.9. Changes in Corporate Structure. *

4.10. Offeree Letter. *

4.11. Certified Copy of Credit Agreement. *

4.12. Proceedings and Documents. *

5. REPRESENTATIONS AND WARRANTIES OF THE Obligors *

5.1. Organization; Power and Authority. *

5.2. Authorization, etc. *

5.3. Disclosure. *

5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. *

5.5. Financial Statements. *

5.6. Compliance with Laws, Other Instruments, etc. *

5.7. Governmental Authorizations, etc. *

5.8. Litigation; Observance of Agreements, Statutes and Orders. *

5.9. Taxes. *

5.10. Title to Property; Leases. *

5.11. Licenses, Permits, etc. *

5.12. Compliance with ERISA. *

5.13. Private Offering by the Obligors. *

5.14. Use of Proceeds; Margin Regulations. *

5.15. Existing Indebtedness, Future Liens. *

5.16. Foreign Assets Control Regulations, etc. *

5.17. Status under Certain Statutes. *

5.18. Environmental Matters. *

5.19. Pari Passu Ranking. *

6. REPRESENTATIONS OF THE PURCHASERS *

6.1. Purchase for Investment. *

6.2. Source of Funds. *

7. INFORMATION AS TO OBLIGORS *

7.1. Financial and Business Information. *

7.2. Officer's Certificate. *

7.3. Inspection. *

8. PAYMENT OF THE NOTES *

8.1. Required Prepayments, Payment at Maturity. *

8.2. Optional Prepayments with Make-Whole Amount. *

8.3. Offer to Prepay upon Change in Control. *

8.4. Offer to Prepay upon the Sale of Certain Assets. *

8.5. Allocation of Partial Prepayments. *

8.6. Maturity; Surrender, etc. *

8.7. Purchase of Notes. *

8.8. Make-Whole Amount. *

9. AFFIRMATIVE COVENANTS *

9.1. Compliance with Law. *

9.2. Insurance. *

9.3. Maintenance of Properties. *

9.4. Payment of Taxes and Claims. *

9.5. Corporate Existence, etc. *

9.6. Pari Passu Ranking. *

9.7. Maintenance of Most Favored Lender Status. *

10. NEGATIVE COVENANTS *

10.1. Transactions with Affiliates. *

10.2. Minimum Tangible Net Worth. *

10.3. Fixed Charge Coverage Ratio. *

10.4. Current Ratio. *

10.5. Leverage Ratio. *

10.6. Limitations on Debt. *

10.7. Limitations on Liens. *

10.8. Mergers and Consolidations. *

10.9. Restricted Payments. *

10.10. Sale of Assets. *

10.11. Limitation on Third Party Guaranties. *

10.12. Restricted Investments. *

10.13. Conduct of Business. *

11. EVENTS OF DEFAULT *

12. REMEDIES ON DEFAULT, ETC. *

12.1. Acceleration. *

12.2. Other Remedies. *

12.3. Rescission. *

12.4. No Waivers or Election of Remedies, Expenses, etc. *

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES *

13.1. Registration of Notes. *

13.2. Transfer and Exchange of Notes. *

13.3. Replacement of Notes. *

14. PAYMENTS ON NOTES *

14.1. Place of Payment. *

14.2. Home Office Payment. *

15. EXPENSES, ETC. *

15.1. Transaction Expenses./ *

15.2. Survival. *

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT *

17. AMENDMENT AND WAIVER *

17.1. Requirements. *

17.2. Solicitation of Holders of Notes. *

17.3. Binding Effect, etc. *

17.4. Notes held by Obligors, etc. *

18. NOTICES *

19. REPRODUCTION OF DOCUMENTS *

20. CONFIDENTIAL INFORMATION *

21. SUBSTITUTION OF PURCHASER *

22. MISCELLANEOUS *

22.1. Successors and Assigns. *

22.2. Payments Due on Non-Business Days; When Payments Deemed Received. *

22.3. Severability. *

22.4. Construction. *

22.5. Counterparts. *

22.6. Governing Law. *

SCHEDULES & EXHIBITS

SCHEDULE A -- Purchaser Information

SCHEDULE B -- Defined Terms

SCHEDULE 3 -- Payment Instructions

SCHEDULE 4.9 -- Changes in Corporate Structure

SCHEDULE 5.3 -- Disclosure Materials

SCHEDULE 5.4 -- Subsidiaries and Affiliates

SCHEDULE 5.5 -- Financial Statements

SCHEDULE 5.8 -- Certain Litigation

SCHEDULE 5.11 -- Patents, etc.

SCHEDULE 5.12 -- ERISA Affiliates

SCHEDULE 5.14 -- Use of Proceeds

SCHEDULE 5.15 -- Existing Indebtedness and Liens

EXHIBIT 1A -- Form of Series A Note

EXHIBIT 1B Form of Series B Note

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
1830 Route 130 North, Burlington, NJ 08016-3020

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.
1830 Route 130 North, Burlington, NJ 08016-3020

$36,000,000 4.06% Series A Senior Notes Due September 30, 2010

$64,000,000 4.67% Series B Senior Notes Due September 30, 2013

Dated as of August 15, 2003

To the Purchasers Named on
the Signature Pages Hereto
(the "Purchasers")

Ladies and Gentlemen:

Burlington Coat Factory Warehouse Corporation, a Delaware corporation (together with its successors and assigns, the "Company") and Burlington Coat Factory Warehouse of New Jersey, Inc., a New Jersey corporation (together with its successors and assigns, the "Subsidiary Obligor;" and together with the Company, the "Obligors") agree with each of the Purchasers as follows:

  AUTHORIZATION OF NOTES

  The Obligors will authorize the issue and sale of $36,000,000 aggregate principal amount of their 4.06% Series A Senior Notes due September 30, 2010 (the "Series A Notes") and $64,000,000 aggregate principal amount of their 4.67% Series B Senior Notes due September 30, 2013 (the "Series B Notes", and together with the Series A Notes, collectively, the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement. The Notes shall be joint and several liabilities of the Obligors. The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit 1A and Exhibit 1B, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

  SALE AND PURCHASE OF NOTES

  Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to each Purchaser and each Purchaser will purchase from the Obligors, severally and not jointly, at the Closing provided for in Section 3, Notes in the principal amount specified below its name in Schedule A at the purchase price of 100% of the principal amount thereof.

  CLOSING

  The sale and purchase of the Notes to be purchased by the Purchasers shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m., local time, at a closing (the "Closing") on September 30, 2003 or on such other Business Day thereafter as may be agreed upon by the Obligors and the Purchasers. At the Closing the Obligors will deliver to each Purchaser the Notes to be purchased by it in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request), dated the date of the Closing, and registered in the name of such Purchaser (or in the name of its nominee) as indicated in Schedule A, against payment by federal funds wire transfer in immediately available funds of the amount of the purchase price therefor as directed by the Obligors in Schedule 3. If at the Closing the Obligors shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

  CONDITIONS TO CLOSING

  Each Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

    Representations and Warranties.

    The representations and warranties of the Obligors in this Agreement shall have been correct on the date hereof and shall be correct on the date of the Closing.

    Performance; No Default.

    The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither Obligor nor any other Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by any of Sections 10.1, and Sections 10.6 through 10.13, inclusive, had such Sections applied since such date.

    Compliance Certificates.

      Officer's Certificate. The Obligors shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

      Secretary's Certificates. Each Obligor shall have delivered to each Purchaser a certificate of its Secretary or one of its Assistant Secretaries, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the Notes.

    Opinions of Counsel.

    Each Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing, from:

    (a) Paul C. Tang, general counsel for the Obligors, covering such other matters incident to the transactions contemplated hereby as the Purchasers or their counsel may reasonably request (and the Obligors hereby instruct such counsel to deliver such opinion to the Purchasers); and

    (b) Bingham McCutchen LLP, special counsel to the Purchasers in connection with such transactions, covering such other matters incident to such transactions as the Purchasers may reasonably request.

    Purchase Permitted By Applicable Law, etc.

    On the date of the Closing each Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which any Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as it may reasonably specify to enable it to determine whether such purchase is so permitted.

    Sale of All Notes.

    Contemporaneously with the Closing, the Obligors shall sell to each Purchaser, and each Purchaser shall purchase, the Notes to be purchased by it at the Closing as specified in Schedule A.

    Payment of Special Counsel Fees.

    Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the date of the Closing.

    Private Placement Number.

    A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

    Changes in Corporate Structure.

    Except as specified in Schedule 4.9, neither Obligor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

    Offeree Letter.

    Each Purchaser shall have received a letter from Lehman Brothers Inc. making certain representations as to the manner of the offering of the Notes, in form and substance satisfactory to such Purchaser.

    Certified Copy of Credit Agreement.

    Each Purchaser shall have received a fully executed copy of the Credit Agreement, certified by a Senior Financial Officer of the Company as of the date of the Closing as being true, correct and complete and in full force and effect.

    Proceedings and Documents.

  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as any of them may reasonably request.

  REPRESENTATIONS AND WARRANTIES OF THE Obligors

  The Obligors represent and warrant to each Purchaser, as of the date hereof and as of the date of the Closing, that:

    Organization; Power and Authority.

    Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

    Authorization, etc.

    This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    Disclosure.

    The Obligors, through their agent, Lehman Brothers Inc., have delivered to each Purchaser a copy of a Private Placement Memorandum, dated May 2003 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and the other Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since June 1, 2002, there has been no change in the financial condition, operations, business, properties or prospects of either Obligor or any other Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchasers by or on behalf of either Obligor specifically for use in connection with the transactions contemplated hereby.

    Organization and Ownership of Shares of Subsidiaries; Affiliates.

    (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company's Affiliates, other than Subsidiaries.

    (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

    (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

    (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

    Financial Statements.

    The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

    Compliance with Laws, Other Instruments, etc.

    The execution, delivery and performance by the Obligors of this Agreement and the Notes will not:

    (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any other Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other agreement or instrument to which such Obligor or any such other Subsidiary is bound or by which such Obligor or any such other Subsidiary or any of their respective properties may be bound or affected;

    (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any other Subsidiary; or

    (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Obligor or any other Subsidiary.

    Governmental Authorizations, etc.

    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by either Obligor of this Agreement or the Notes, except for notice filings under applicable federal and state securities laws.

    Litigation; Observance of Agreements, Statutes and Orders.

    (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any other Subsidiary or any property of either Obligor or any other Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    (b) Neither Obligor nor any other Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    Taxes.

    The Obligors and the other Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or other Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither Obligor knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors and the other Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Obligors and the other Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended May 30, 1998.

    Title to Property; Leases.

    Each Obligor and the other Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by such Obligor or such other Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

    Licenses, Permits, etc.

    Except as disclosed in Schedule 5.11:

    (a) each Obligor and each other Subsidiary owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

    (b) to the knowledge of each Obligor, no product or practice of the Obligors or any other Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

    (c) to the knowledge of each Obligor, there is no Material violation by any Person of any right of either Obligor or any other Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by either Obligor or any other Subsidiary.

    Compliance with ERISA.

    (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

    (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

    (c) The Company and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

    (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

    (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the Sources used to pay the purchase price of the Notes to be purchased by such Purchaser.

    (f) Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" has the meaning specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA).

    Private Offering by the Obligors.

    Neither Obligor nor anyone acting on either of their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 75 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither Obligor nor anyone acting on either of their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

    Use of Proceeds; Margin Regulations.

    The Obligors will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

    Existing Indebtedness, Future Liens.

    (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Obligors and the other Subsidiaries as of June 30, 2003 (and specifying, as to each such Indebtedness, the collateral, if any, securing such Indebtedness), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Obligors and the other Subsidiaries. Neither Obligor nor any other Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of such Obligor or any such other Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

    (b) Except as disclosed in Schedule 5.15, neither Obligor nor any other Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.7.

    Foreign Assets Control Regulations, etc.

    Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof, nor the execution, delivery and performance of this Agreement will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

    Status under Certain Statutes.

    Neither Obligor nor any other Subsidiary:

    (a) is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended; or

    (b) is or will become a Person or entity described by section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism (12 CFR 595), and neither Obligor nor any other Subsidiary engages in any dealings or transactions with any such Persons or entities; or

    (c) is in violation of the USA Patriot Act.

    Environmental Matters.

    Neither Obligor nor any other Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against such Obligor or any such Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to the Purchasers in writing:

    (a) neither Obligor nor any other Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

    (b) neither Obligor nor any other Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

    (c) all buildings on all real properties now owned, leased or operated by either Obligor or any other Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

    Pari Passu Ranking.

  The Obligors' obligations under the Notes and this Agreement will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all of their other outstanding unsecured and unsubordinated payment obligations, except for those obligations that are mandatorily preferred by law.

  REPRESENTATIONS OF THE PURCHASERS

    Purchase for Investment.

    Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of its or their property shall at all times be within its or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

    Source of Funds.

    Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

    (a) the Source is an "insurance company general account" as defined in United States Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof each Purchaser represents that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with such Purchaser's state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

    (b) if such Purchaser is an insurance company, the Source does not include assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has an interest, other than a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

    (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph 6.2(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

    (d) the Source constitutes assets of an "investment fund" (within the meaning of part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and the identity of such QPAM and

        the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Obligors in writing pursuant to this paragraph 6.2(d); or

  (e) the Source is a governmental plan; or

  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph 6.2(f); or

  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

  As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

  INFORMATION AS TO OBLIGORS

    Financial and Business Information.

    The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

      Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Company as fairly presenting, in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

      Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

        a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

        setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof;

      provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

      SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report (including, without limitation, the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act), notice or proxy statement sent by either Obligor or any other Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by either Obligor or any other Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by either Obligor or any other Subsidiary to the public concerning developments that are Material; provided, however, that the availability of any such statement, report, filing or other materials (including, without limitation, any exhibits thereto, but, for the avoidance of doubt, specifically excluding any of the financial statements required to be delivered under Sections 7.1(a) and 7.1(b) above) on the Electronic Data Gathering and Retrieval System (Edgar) maintained by the Securities and Exchange Commission shall be deemed to satisfy the foregoing requirement(s) so long as the Company gives notice of the availability of such statement, report, filing or other materials to each holder of Notes and an Internet link to such document via electronic mail;

      Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or proposes to take with respect thereto;

      ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

        with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

        the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

        any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

      Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to either Obligor or any other Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

      Actions, Proceedings -- notice of any action or proceeding relating to either Obligor or any other Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect, such notice to be given no later than the time at which the Company can in good faith determine whether there is a reasonable possibility of an adverse determination; and

      Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of either Obligor or any of the other Subsidiaries or relating to the ability of either Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, or such information regarding the Obligors required to satisfy the requirements of 17 C.F.R. Section 230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

    Officer's Certificate.

    Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of the Company setting forth:

      Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.2 through 10.7, inclusive, and Sections 10.9 through 10.12, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

      Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law which resulted in a Material Adverse Effect), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

    Inspection.

    The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

      No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of either Obligor and each other Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

      Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties either Obligor or any other Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Obligors and the other Subsidiaries), all at such times and as often as may be requested;

  provided, however, that each holder acknowledges that any material non-public information obtained by such holder in accordance with this Section 7.3 is subject to the provisions of Section 20 and subjects such holder to the limitations (including, among other things, limitations on such holder's ability to purchase or sell Company Securities) imposed by applicable securities laws.

  PAYMENT OF THE NOTES

    Required Prepayments, Payment at Maturity.

      Series A Notes. On September 30, 2006, and on each September 30 in each year thereafter to and including September 30, 2009, the Obligors will prepay $7,200,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium.

      Series B Notes. On September 30, 2007, and on each September 30 in each year thereafter to and including September 30, 2012, the Obligors will prepay $9,142,857.14 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium.

      Payment at Maturity. The outstanding principal amount, if any, of (i) the Series A Notes shall be paid by the Obligors, on September 30, 2010 and (ii) the Series B Notes shall be paid by the Obligors, on September 30, 2013, in each case at par, together with interest accrued to the maturity date.

    Optional Prepayments with Make-Whole Amount.

    The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes (but if in part, in an amount not less than $5,000,000 or such lesser amount as shall then be outstanding), at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Company specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

    Offer to Prepay upon Change in Control.

      Notice of Change in Control or Control Event. The Company will, within five (5) Business Days after any Responsible Officer of the Company has knowledge of the occurrence of any Change in Control or Control Event, give written notice (by telecopy and overnight delivery service) of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to clause (b) of this Section 8.3. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Notes as described in clause (c) of this Section 8.3 and shall be accompanied by the certificate described in clause (g) of this Section 8.3.

      Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least thirty (30) Business Days prior to such action the Obligors shall have given to each holder of Notes written notice (by telecopy and overnight delivery service) containing and constituting an offer to prepay the Notes as described in subparagraph (c) of this Section 8.3, accompanied by the certificate described in subparagraph (g) of this Section 8.3, and (ii) contemporaneously with such action, they prepay all Notes required to be prepaid in accordance with this Section 8.3.

      Offer to Prepay Notes. The offer to prepay Notes contemplated by clauses (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner, shall mean such beneficial owner) of Notes on a date (the "Change in Control Prepayment Date") to be specified in such offer, provided that such Change in Control Prepayment Date will not be less than thirty (30) days and not more than sixty (60) days after the date of such offer (if the Change in Control Prepayment Date shall not be specified in such offer, the Change in Control Prepayment Date shall be the earlier of (i) the 60th day after the date of such offer and (ii) the date of the consummation of the Change in Control contemplated by such offer).

      Acceptance, Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company at least five (5) days prior to the Change in Control Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a rejection of such offer by such holder on the last date for acceptances provided for in this subsection (d).

      Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Change in Control Prepayment Date except as provided in subparagraph (f) of this Section 8.3.

      Deferral Pending Change in Control. The obligation of the Obligors to prepay Notes pursuant to the offers required by clause (b) and accepted in accordance with clause (d) of this Section 8.3 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Change in Control Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control shall be deemed rescinded).

      Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (i) the Change in Control Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control and certifying that no Default or Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

      "Change in Control" Defined. "Change in Control" means the occurrence of any of the following:

    (i) a merger, consolidation, sale or exchange of Capital Stock or other transaction which results in the shareholders of the Company immediately prior to such transaction owning less than 50% of the Company's (or the surviving entity's) voting equity interests immediately after the consummation of such transaction; provided, however, a transfer of shares of Capital Stock of the Company by Monroe G. Milstein, Stephen E. Milstein, Andrew R. Milstein, Lazer Milstein, the Estate of Henrietta Milstein, or any trusts, partnerships, limited liability companies, or other entities of which such Persons or their respective heirs and legatees are the sole beneficiaries (or between or among any of the foregoing), to any spouse, child, grandchild, parent or grandparent of any of such individuals, or any partnerships, trusts, limited liability companies or other entities of which such persons, or their respective heirs or legatees, are the sole beneficiaries shall not be deemed a Change in Control, notwithstanding that the transferee or transferees shall not own any shares of Capital Stock of the Company prior to such transfer, but only so long as any one of Monroe G. Milstein, Stephen G. Milstein and Andrew R. Milstein remain actively engaged in the management of the Company at all times subsequent to any such transfer; or

    (ii) the sale, conveyance, lease or other transfer of all or substantially all of the Company's assets.

    Offer to Prepay upon the Sale of Certain Assets.

      Notice and Offer. In the event of any Debt Prepayment Application under Section 10.10 of this Agreement, the Obligors will, within ten (10) days of the occurrence of the Transfer (a "Debt Prepayment Transfer") in respect of which an offer to prepay the Notes (the "Transfer Prepayment Offer") is being made to comply with the requirements for a Debt Prepayment Application (as set forth in the definition thereof), give written notice of such Debt Prepayment Transfer to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder's Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer on a date specified in such notice (the "Transfer Prepayment Date") that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date and the Make-Whole Amount. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the fortieth (40th) day after the date of such notice.

      Acceptance and Payment. To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Obligors not later than twenty (20) days after the date of such written notice from the Obligors, provided, that failure to accept such offer in writing within twenty (20) days after the date of such written notice shall be deemed to constitute an acceptance of the Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment (equal to not less than such holder's Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date and the Make-Whole Amount.

      Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (i) the Transfer Prepayment Date, (ii) the Net Proceeds Amount in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.4 and Section 10.10 of this Agreement, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date, (vi) the estimated Make-Whole Amount due in respect of each Note (calculated as if the date of the notice containing the Transfer Prepayment Offer were the date of prepayment), and (vi) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer and certifying that no Default or Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

      Notice Concerning Status of Holders of Notes. Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 8.4 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a Senior Financial Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

    Allocation of Partial Prepayments.

    In the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all outstanding Notes at the time outstanding (without regard to Series) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each partial prepayment pursuant to Section 8.2, Section 8.3 or Section 8.4, each mandatory prepayment pursuant to Section 8.1 shall be reduced by an amount which bears the same proportion to such mandatory prepayment as the aggregate amount of such partial prepayment bears to the outstanding aggregate principal amount of the Notes immediately prior to such prepayment.

    Maturity; Surrender, etc.

    In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

    Purchase of Notes.

    The Company will not, and will not permit any Subsidiary or Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) a prepayment or redemption of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase (with identical information provided to and upon the same terms for each holder of Notes) made by the Obligors, pro rata (without regard to Series) to the holders of all Notes at the time outstanding upon the same terms and conditions, which offer shall remain outstanding for a reasonable period of time (not to be less than 15 Business Days). If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Obligors shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten (10) Business Days from its receipt of such notice to accept such offer. The Obligors will promptly cancel all Notes acquired by either of them or any Affiliate pursuant to any payment, prepayment, purchase, exchange or redemption of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Thereafter any Notes acquired by the Obligors shall not be deemed to be outstanding for any purpose.

    Make-Whole Amount.

  The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.4, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on Bloomberg Financial Markets Commodities News screen (or such other display as may replace Page PX1 on Bloomberg Financial Markets Commodities News screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting US Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (x) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (y) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.4 or 12.1.

  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.4 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

  AFFIRMATIVE COVENANTS

  The Company covenants that so long as any of the Notes are outstanding:

    Compliance with Law.

    The Company will and will cause the Subsidiary Obligor and each of its other Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    Insurance.

    The Company will and will cause the Subsidiary Obligor and each of its other Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is (i) customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated or (ii) reasonable under the circumstances in light of (A) the risks faced by the Company or such Subsidiary, (B) the financial reserves of the Company or such Subsidiary, and (C) other pertinent considerations.

    Maintenance of Properties.

    The Company will and will cause the Subsidiary Obligor and each of the Company's other Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    Payment of Taxes and Claims.

    The Company will and will cause the Subsidiary Obligor and each of the Company's other Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of either Obligor or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

    Corporate Existence, etc.

    The Company will, and will cause the Subsidiary Obligor to, at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.8 and 10.10, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its other Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

    Pari Passu Ranking.

    The obligations of the Obligors under the Notes and this Agreement will at all times rank at least pari passu, without preference or priority, with all of their respective other outstanding unsecured and unsubordinated Indebtedness, present and future, except for those obligations that are mandatorily preferred by law.

    Maintenance of Most Favored Lender Status.

  The Company hereby acknowledges and agrees that if the Company or any Subsidiary shall enter into any amendment to the Credit Agreement which, directly or indirectly, provides for the benefit of the lenders thereunder any covenants of the kind set forth in Section 10 which are more favorable to such lenders than the covenants set forth in such Section (including, without limitation, new covenants of such kind) then, and in each and any such event, this Agreement shall be and shall be deemed to be, notwithstanding Section 17 and without any further action on the part of the Company or any other Person being necessary or required, amended to afford the holders of the Notes the same benefits and rights as such amendments provide such lenders. No modification or amendment to the Credit Agreement (including, without limitation, the elimination of covenants) that results in any covenant of the kind set forth in Section 10 becoming less restrictive on the Obligors shall be effective as a modification, amendment or waiver under this Agreement. The Obligors will promptly deliver to each holder of Notes a copy of each such amendment, or any waiver or modification of the Credit Agreement, entered into after the date hereof. Notwithstanding the foregoing, the Obligors agree to enter into such documentation as the Required Holders may reasonably request to evidence the amendments provided for in this Section 9.7; provided, however, that the execution and delivery of any such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 9.7.

  NEGATIVE COVENANTS

  The Company covenants that so long as any of the Notes are outstanding:

    Transactions with Affiliates.

    The Company will not, and will not permit the Subsidiary Obligor or any of the Company's other Subsidiaries to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company, the Subsidiary Obligor or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

    Minimum Tangible Net Worth.

    The Company will not, at any time, permit Consolidated Tangible Net Worth to be less than the sum of (a) Four Hundred Seventy Million Dollars ($470,000,000), plus (b) an aggregate amount equal to 50% of Consolidated Net Income (but, in each case, only if a positive number) for each fiscal year of the Company ending at or prior to such time, commencing with the fiscal year of the Company ended June 1, 2003.

    Fixed Charge Coverage Ratio.

The Company will not, at any time, permit the ratio of:

(a) (i) Consolidated EBITDA for the period of four consecutive completed fiscal quarters of the Company most recently ended at such time; plus

    Consolidated Rental Expense for such period;

to

(b) (i) Current Portion of Consolidated Long Term Liabilities as at the last day of such period; plus the sum of Consolidated Interest Expense, Consolidated Rental Expense and Consolidated Income Tax Expense for such period to be equal to or less than 1.25 to 1.00.

    Current Ratio.

The Company will not, at any time, permit the ratio of:

    Consolidated Current Assets to

    Consolidated Current Liabilities,

in each case determined as at the last day of each fiscal quarter of the Company, to be less than 1.20 to 1.00.

    Leverage Ratio.

    The Company will not permit the ratio of:

    (a) Consolidated Total Liabilities at such time to

    (b) Consolidated Tangible Net Worth determined as at the last day of each fiscal quarter of the Company,

    to be greater than 1.50 to 1.00.

    Limitations on Debt.

      Funded Debt. The Company will not at any time permit Funded Debt to exceed 50% of Consolidated Capitalization as at the last day of the fiscal quarter of the Company then most recently ended.

      Priority Debt. The Company will not, and will not permit the Subsidiary Obligor or any other Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Priority Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Priority Debt and immediately after giving effect thereto and the concurrent retirement of any other Priority Debt,

    (i) no Default or Event of Default exists,

    (ii) Priority Debt does not exceed 30% of Consolidated Tangible Net Worth as at the last day of the fiscal quarter of the Company then most recently ended; and

    (iii) if such Priority Debt is described in clause (b) of the definition thereof, the Lien securing such Priority Debt is permitted under Section 10.7(j).

    For the purposes of this Section 10.6(b), any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Priority Debt, and any Person extending, renewing or refunding any Priority Debt shall be deemed to have incurred such Priority Debt at the time of such extension, renewal or refunding.

    Limitations on Liens.

    The Company will not, and will not permit the Subsidiary Obligor or any other Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise), any Lien on or with respect to any of its properties or assets (including, without limitation, any document or instrument in respect of goods or accounts receivable), whether now owned or hereafter acquired, or any income or profits therefrom as a security device, or assign or otherwise convey any right to receive income or profits, except:

    (a) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

    (b) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than ten (10) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

    (c) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (other than Capital Leases), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business, in each case not incurred or made in connection with the borrowing of money, the obtaining of credit or the payment of the deferred purchase price of property;

    (d) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

    (e) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Company or any Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

    (f) Liens securing obligations of a Subsidiary to the Company or a Wholly-Owned Subsidiary;

    (g) Liens arising in connection with workers' compensation, unemployment insurance, pension and employment laws or regulations and not in connection with the borrowing of money;

    (h) Purchase-money Liens on any property hereafter acquired, the assumption of any Lien on property existing at the time of acquisition thereof, a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease or a Lien assumed in connection with the acquisition of a business entity; provided that: (i) the obligation secured by any Lien so created shall not exceed the lesser of the Fair Market Value of the property subject thereto as of the time of acquisition and the cost to the Company or Subsidiary acquiring such property, (ii) each such Lien shall attach only to the property so acquired and (in the case of real property) fixed improvements thereon, (iii) any such Lien shall be created contemporaneously with, or within ninety (90) days after, the acquisition of such property, and (iv) in the case of the assumption of any Lien on property existing at the time of the acquisition thereof or a Lien assumed in connection with the acquisition of a business entity, such Lien shall not have been created or assumed in contemplation of the acquisition of such property or business entity;

    (i) Liens on real property not otherwise permitted under this Section 10.7 securing an aggregate amount of Funded Debt not to exceed $165,000,000; and

    (j) Liens on assets owned by the Company or any Subsidiary and not otherwise permitted by clauses (a) through (i), inclusive, of this Section, but only to the extent that the aggregate amount of Indebtedness secured by all such Liens does not exceed $25,000,000.

    Mergers and Consolidations.

    The Company shall not, and shall not permit the Subsidiary Obligor to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

    (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company or the Subsidiary Obligor as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company or the Subsidiary Obligor, as the case may be, is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes in form and substance satisfactory to the Required Holders and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

    (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

    No such conveyance, transfer or lease of substantially all of the assets of the Company or the Subsidiary Obligor shall have the effect of releasing the Company, the Subsidiary Obligor or any Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.8 from its liability under this Agreement or the Notes.

    Restricted Payments.

    The Company will not, at any time, pay any dividend in respect of its Capital Stock (other than dividends payable in shares of common stock) or make any other payment or distribution in respect of, or acquire, its Capital Stock (each such transaction, a "Restricted Payment") unless

    (a) Consolidated Net Worth, determined as of the last day of the fiscal quarter of the Company then most recently ended, exceeds One Hundred Ten Million Dollars ($110,000,000.00), and

    (b) after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments declared or made in the then current fiscal year of the Company would not exceed forty percent (40%) of the after-tax earnings of the Company for the fiscal year of the Company then most recently ended.

    Sale of Assets.

    Except as permitted under Section 10.8 of this Agreement, the Company will not, and will not permit the Subsidiary Obligor or any of the Company's other Subsidiaries to, make any Asset Disposition unless:

    (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

    (b) immediately after giving effect to the Asset Disposition, no Default (other than a Default resulting from a breach of Section 7 or Section 9) or Event of Default would exist; and

    (c) immediately after giving effect to the Asset Disposition,

    (i) the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of the Company would not exceed 15% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Company, and

    (ii) the Disposition Value of all property that was the subject of any Asset Disposition occurring on or after the date of the Closing would not exceed 30% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Company.

    If the Net Proceeds Amount arising from any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.10 as of any date, shall be deemed not to be an Asset Disposition as of the date of such application.

    Limitation on Third Party Guaranties.

The Company will not, and will not permit the Subsidiary Obligor or any other Subsidiary to, become liable in respect of any Guaranty, except:

(a) Guaranties of the obligations of the Company or any of its Subsidiaries (including, without limitation, Guaranties of trade indebtedness);

(b) Guaranties of the obligations of the New Jersey Economic Development Authority with respect to the industrial revenue bonds of the Company (as described in Section VI of the Memorandum) outstanding on the date hereof; and

    Guaranties of the obligations of any other Person in an aggregate amount not to exceed Thirty Million Dollars ($30,000,000).

    Restricted Investments.

      Limitation -- The Company will not, and will not permit the Subsidiary Obligor or any of the Company's other Subsidiaries to, make, purchase, otherwise acquire or authorize any Restricted Investment.

      Investments of Subsidiaries -- Each Person which becomes a Subsidiary of the Company after the date of the Closing will be deemed to have made, on the date such Person becomes a Subsidiary of the Company, all Restricted Investments of such Person in existence on such date. Investments in any Person that ceases to be a Subsidiary of the Company after the date of the Closing (but in which the Company or another Subsidiary continues to maintain an Investment) will be deemed to have been made on the date on which such Person ceases to be a Subsidiary of the Company.

    Conduct of Business.

The Company will not substantially change, or permit the Subsidiary Obligor or any other material Subsidiary to substantially change, the nature of the business of the Company or such material Subsidiary from the nature of such business as conducted at the date of Closing.

  EVENTS OF DEFAULT

  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

  (a) the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

  (b) the Obligors default in the payment of any interest on any Note for more than ten (10) days after the same becomes due and payable; or

  (c) the Company defaults in the performance of or compliance with any term contained in any of Sections 10.2 through 10.12, inclusive, or Section 7.1(d); or

  (d) either Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer of such Obligor obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

  (e) any representation or warranty made in writing by or on behalf of either Obligor or by any officer of either Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

  (f) (i) either Obligor or any other Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Indebtedness under this Agreement and the Notes) beyond any period of grace provided with respect thereto, that, individually or together with such other Indebtedness as to which any such failure exists has an aggregate outstanding principal amount of at least $20,000,000 or (ii) either Obligor or any other Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under this Agreement and the Notes) that, individually or together with such other Indebtedness as to which any such failure exists has an aggregate outstanding principal amount of at least $20,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) either Obligor or any other Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000, or (y) one or more Persons have the right to require either Obligor or any other Subsidiary so to purchase or repay such Indebtedness; or

  (g) either Obligor or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by either Obligor or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to either Obligor or any Material Subsidiary or with respect to any substantial part of the property of either Obligor or any Material Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of either Obligor or any Material Subsidiary, or any such petition shall be filed against either Obligor or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

  (i) a final judgment or judgments for the payment of money aggregating in excess of $20,000,000 are rendered against one or more of the Obligors and the Company's other Subsidiaries and either (i) enforcement proceedings shall have been commenced with respect thereto, or (ii) such judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

  (j) if

        any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $20,000,000, the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or the Company or any ERISA Affiliate withdraws from any Multiemployer Plan;

  and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

  REMEDIES ON DEFAULT, ETC.

    Acceleration.

    (a) If an Event of Default with respect to either Obligor described in Section 11(g) or 11(h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

    (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of any Notes owned by either Obligor or any other Subsidiary) may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

    (c) If any Event of Default described in Section 11(a) or 11(b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

    Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

    Other Remedies.

    If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

    Rescission.

    At any time after any Notes have been declared due and payable pursuant to (i) clause (b) of Section 12.1, the holders of not less than 34 1/3%, or (ii) clause (c) of Section 12.1, the holders of a majority, in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

    No Waivers or Election of Remedies, Expenses, etc.

  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

    Registration of Notes.

    The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

    Transfer and Exchange of Notes.

    Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver (and shall cause the Subsidiary Obligor to execute and deliver), at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series as such surrendered Note in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1A or Exhibit 1B, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Each holder that transfers Notes shall be deemed to have represented and warranted to the Company that such transfer has been effected in compliance with applicable securities laws; provided, however that such holder shall provide any factual information reasonably requested by the Obligors to determine that such transfer may be effected without registration under the Securities Act. Such determination shall not, however, be a condition to consummation of such transfer. As a condition to any transfer of Notes to an individual, the Company or any Obligor may require the transferring holder and each transferee, at the sole cost and expense of such holder and any transferee, to deliver an opinion of counsel that such transfer may be effected without registration under the Securities Act.

    Replacement of Notes.

  Upon receipt by the Obligors of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is an original purchaser or a Qualified Institutional Buyer, or is a nominee therefor, and is itself a Qualified Institutional Buyer or is authorized to act on behalf of and to bind such original purchaser or Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory) and an agreement promptly to deliver to the Obligors any such replaced Note which may thereafter be recovered or come into the possession of such Person, or

  (b) in the case of mutilation, upon surrender and cancellation thereof, the Obligors at their own expense shall execute and deliver,

  in lieu thereof, a new Note of the same Series as such lost, stolen, destroyed or mutilated Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

  PAYMENTS ON NOTES

    Place of Payment.

    Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, USA at the principal office of JPMorganChase Bank located at 1411 Broadway, New York, New York 10018. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

    Home Office Payment.

  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same Series as such Note pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

  EXPENSES, ETC.

    Transaction Expenses.

    Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued (i) in connection with this Agreement or the Notes, or (ii) by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of either Obligor or any other Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors will pay, and will save the Purchasers and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers). Without limiting the generality of the foregoing, the Obligors will pay all reasonable fees and disbursements of the Purchasers' special counsel to the extent reflected on a statement delivered to the Company at the time of the execution hereof.

    Survival.

  The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

  AMENDMENT AND WAIVER

    Requirements.

    This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 and 20.

    Solicitation of Holders of Notes.

      Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

      Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to either Obligor, any other Subsidiary or any Affiliate of either Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

    Binding Effect, etc.

    Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between either Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

    Notes held by Obligors, etc.

  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Obligors or any of their Affiliates shall be deemed not to be outstanding.

  NOTICES

  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

        if to any Purchaser or its nominee, to such Purchaser or its nominee at the address and telecopy number specified for such communications in Schedule A, or at such other address and telecopy number as such Purchaser or such nominee shall have specified to the Company in writing;

        if to any other holder of any Note, to such holder at such address and telecopy number as such other holder shall have specified to the Company in writing; or

        if to the Obligors, to the Company at its address set forth at the beginning hereof to the attention of Legal Department, telecopier: 609-239-9675, or at such other address as the Company shall have specified to the holder of each Note in writing.

  Notices under this Section 18 will be deemed given only when actually received.

  REPRODUCTION OF DOCUMENTS

  This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchasers, may be reproduced by the Purchasers by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchasers may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchasers in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

  CONFIDENTIAL INFORMATION

  For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Obligors or any other Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Obligors or any such Subsidiary, provided that such term does not include information that

  (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,

  (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on its behalf,

  (c) otherwise becomes known to such Purchaser other than through disclosure by the Obligors or any other Subsidiary, or

  (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.

  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to it, provided that such Purchaser may deliver or disclose Confidential Information to:

        its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

        any other holder of any Note,

        any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), any Person from which such Purchaser offers to purchase any Security of either Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), any federal or state regulatory authority having jurisdiction over such Purchaser,

        the National Association of Insurance Commissioners (including, without limitation, its Securities Valuation Office) or any similar organization, or any nationally recognized rating agency that requires access to information about its investment portfolio or any other Person to which such delivery or disclosure may be necessary or appropriate to effect compliance with any law, rule, regulation or order applicable to such Purchaser,

          in response to any subpoena or other legal process,

          in connection with any litigation to which such Purchaser is a party, or if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes and this Agreement.

  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

  SUBSTITUTION OF PURCHASER

  Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and its Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

  MISCELLANEOUS

    Successors and Assigns.

    All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

    Payments Due on Non-Business Days; When Payments Deemed Received.

      Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

      Payments, When Received. Any payment to be made to the holders of Notes hereunder or under the Notes shall be deemed to have been made on the Business Day such payment actually becomes available to such holder at such holder's bank prior to 3:00 p.m. (local time of such bank); provided, however, that if any payment becomes available at a holder's bank after 3:00 p.m. on any Business Day, such payment shall be deemed to have been made on such Business Day if the bank credits such payment to such holder's account as being made and available on such day.

    Severability.

    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

    Construction.

    Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

    Counterparts.

    This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

    Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally blank; next page is signature page.]

If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between the Purchasers and the Obligors.
Very truly yours, BURLINGTON COAT FACTORY WAREHOUSE CORPORATION By: /s/ Mark Nesci Name: Mark Nesci Title: Executive Vice President

Very truly yours, BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. By: /s/ Mark Nesci Name: Mark Nesci Title: Executive Vice President

[Signature Page to Note Purchase Agreement]

The foregoing is hereby
agreed to.

[______________]

By: _______________________________

Name:

Title:

[Signature Page To Note Purchase Agreement]

SCHEDULE A

INFORMATION AS TO PURCHASERS
Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in which to register Notes	NEW YORK LIFE INSURANCE COMPANY
Series B Note registration number; principal amount	RB-1; $16,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management and Operations Group

Securities Operations, 2nd Floor

Fax #: (212) 447-4160

Address / Fax # for all other notices

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Securities Investment Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1104

Fax #: (212) 576-8340

Signature Block	NEW YORK LIFE INSURANCE COMPANY By:/s/ Name: Title:
Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Connie Rodriguez, Esq.
Tax identification number	13-5582869

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in which to register Notes	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Series B Note registration number; principal amount	RB-2; $8,500,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management and Operations Group

Securities Operations, 2nd Floor

Fax #: (212) 447-4160

Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Securities Investment Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1104

Fax #: (212) 576-8340

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By:/s/ Name: Title:
Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Connie Rodriguez, Esq.
Tax identification number	13-3044743

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED SEPARATE ACCOUNT
Name in which to register Notes	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED SEPARATE ACCOUNT
Series B Note registration number; principal amount	RB-3; $500,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED

General Account No. 323-8-39002

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

New York Life Insurance and Annuity Corporation Institutionally Owned Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management and Operations Group

Securities Operations, 2nd Floor

Fax #: (212) 447-4160

Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation Institutionally Owned Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Securities Investment Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1104

Fax #: (212) 576-8340

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED SEPARATE ACCOUNT By: New York Life Investment Management LLC, Its Investment Manager By: /s/ Name: Title:
Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Connie Rodriguez, Esq.
Tax identification number	13-3044743

Purchaser Name	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Name in which to register Notes	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Series A Note registration number; principal amount	RA-1; $5,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

4 New York Plaza

New York, New York 10004

ABA No. 021-000-021

A/C # 900-9-000200 for F/C/T G06583-ILA

Attn: Bond Interest/Principal-Burlington Coat Factory Sen Unsec Notes Tranche A 4.06% due 2010

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8875/8876
Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8884
Signature Block	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JP Morgan Chase North American Insurance 3 Chase MetroTech Center-5th Floor South Brooklyn, NY 11245 Attn: Bettye Carrera Custody Account Number: G06583-ILA must appear on outside of envelope
Tax identification number	39-1052598

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Notes	HARTFORD LIFE INSURANCE COMPANY
Series A Note registration number; principal amount	RA-2; $5,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

4 New York Plaza

New York, New York 10004

ABA No. 021-000-021

A/C # 900-9-000200 for F/C/T G06616-LSO

Attn: Bond Interest/Principal-Burlington Coat Factory Sen Unsec Notes Tranche A 4.06% due 2010

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8875/8876
Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8884
Signature Block	HARTFORD LIFE INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JP Morgan Chase North American Insurance 3 Chase MetroTech Center-5th Floor South Brooklyn, NY 11245 Attn: Bettye Carrera Custody Account Number: G06616-LSO must appear on outside of envelope
Tax identification number	06-0974148

Purchaser Name	TRUMBULL INSURANCE COMPANY
Name in which to register Notes	TRUMBULL INSURANCE COMPANY
Series A Note registration number; principal amount	RA-3; $5,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

4 New York Plaza

New York, New York 10004

ABA No. 021-000-021

A/C # 900-9-000200 for F/C/T G06265-TRU

Attn: Bond Interest/Principal-Burlington Coat Factory Sen Unsec Notes Tranche A 4.06% due 2010

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8875/8876
Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8884
Signature Block	TRUMBULL INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JP Morgan Chase North American Insurance 3 Chase MetroTech Center-5th Floor South Brooklyn, NY 11245 Attn: Bettye Carrera Custody Account Number: G06265-TRU must appear on outside of envelope
Tax identification number	06-1184984

Purchaser Name	HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
Name in which to register Notes	HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
Series B Note registration number; principal amount	RB-4; $5,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

4 New York Plaza

New York, New York 10004

ABA No. 021-000-021

A/C # 900-9-000200 for F/C/T G06956-EBD

Attn: Bond Interest/Principal-Burlington Coat Factory Sen Unsec Notes Tranche B 4.67% due 2013

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158 # AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8875/8876
Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements P.O. Box 1744 Hartford, Connecticut 06144-1744 Fax: (860) 297-8884
Signature Block	HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY By: HARTFORD INVESTMENT SERVICES, INC. Its Agent and Attorney-in-Fact By: /s/ Name: Title:
Instructions re Delivery of Notes	JP Morgan Chase North American Insurance 3 Chase MetroTech Center-5th Floor South Brooklyn, NY 11245 Attn: Bettye Carrera Custody Account Number: G06956-EBD must appear on outside of envelope
Tax identification number	06-0838648

Purchaser Name	MINNESOTA LIFE INSURANCE COMPANY
Name in which to register Notes	MINNESOTA LIFE INSURANCE COMPANY
Series A Note registration number; principal amount Series B Note registration number; principal amount	RA-4; $6,000,000 RB-5; $5,000,000
Payment on account of Note Method Account information	Federal Funds Wire Transfer Deutsche Bank Trust Company Americas ABA # 021-001-033 DDA # 50-189518 FBO Minnesota Life Insurance Company Re: (See "Accompanying information" below)
Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158 # AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101 Attn: Advantus Capital Management, Inc. Fax: (651) 223-5959
Address / Fax # for all other notices	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101 Attn: Advantus Capital Management, Inc. Fax: (651) 223-5959
Instructions re Delivery of Notes	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101 Attn: Paul Dorn
Signature Block	MINNESOTA LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: /s/ Name: Title:
Tax identification number	41-0417830

Purchaser Name	MTL INSURANCE COMPANY
Name in which to register Notes	ELL & CO.
Series B Note registration number; principal amount	RB-6; $2,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

The Northern Chgo/Trust

ABA #: 071-000-152

For credit to: Account Number: 5186041000

For further credit to: MTL Insurance Company

Account Number: 26-00621

Attn: Income Collection

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158 # AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	MTL Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
Address / Fax # for all other notices	MTL Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
Instructions re Delivery of Notes	Northern Trust Company of New York 40 Broad Street, 8th Floor New York, NY 10004 Attn: Settlements for Account #26-00621, MTL Ins. Company
Signature Block	MTL INSURANCE COMPANY By: Advantus Capital Management, Inc. By: /s/ Name: Title:
Tax identification number	36-1516780

Purchaser Name	GREAT WESTERN INSURANCE COMPANY
Name in which to register Notes	MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY
Series B Note registration number; principal amount	RB-7; $1,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

Deutsche Bank Trust Company Americas

ABA No.: 021 001 033

For Credit to: Merrill Lynch Pierce Fenner & Smith, Inc.

Account #: 00810935

Ref Account Number: 70G-13700

Ref Name: Great Western Insurance Company

Contact: Traci Sabellico (201) 557-3212

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158 # AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Kay Rasmussen A9-4538
Address / Fax # for all other notices	Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Kay Rasmussen A9-4538
Instructions re Delivery of Notes	New York Window /DTCC 55 Water Street New York, NY 10041 Acct. #: 70G-13700, Great Western Ins. CO. Attn: Butch Puazo (212-855-2465) Linda Miller (212-855-5298)
Signature Block	GREAT WESTERN INSURANCE COMPANY By: Advantus Capital Management, Inc. By: /s/ Name: Title:
Tax identification number	87-0395954

Purchaser Name	AMERICAN FIDELITY ASSURANCE COMPANY
Name in which to register Notes	STRAFE & CO.
Series B Note registration number; principal amount	RB-8; $2,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

Bank One Columbus

ABA #: 044000037

Account Number: 980401787

For further credit to: Account Number 7000382500

Account Name: American Fidelity Assurance Company

Attn: Custody / Jai Ford (877-244-1083)

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% Senior Notes due September 30, 2013

PPN: 12158 # AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
Address / Fax # for all other notices	American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
Instructions re Delivery of Notes	Bank One Trust Company Participant #2255 C/o New York window 55 Water Street, 1st Floor New York, NY 10041 Attn: John Stelzer (614-248-1335)
Signature Block	AMERICAN FIDELITY ASSURANCE COMPANY By: Advantus Capital Management, Inc. By: /s/ Name: Title:
Tax identification number	73-0714500

Purchaser Name	NATIONWIDE LIFE INSURANCE COMPANY
Name in which to register Notes	NATIONWIDE LIFE INSURANCE COMPANY
Series A Note registration number; principal amount	RA-5; $10,000,000
Payment on account of Note Method Account information	Federal Funds Wire Transfer The Bank of New York ABA #021-000-018 BNF: IOC566 F/A/O Nationwide Life Insurance Company Attn: P & I Department Re: (See "Accompanying information" below)
Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Nationwide Life Insurance Company

c/o The Bank of New York

P O Box 19266

Attn: P & I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

Address / Fax # for all other notices	Nationwide Life Insurance Company One Nationwide Plaza (1-33-07) Columbus, Ohio 43215-2220 Attention: Corporate Fixed-Income Securities
Signature Block	NATIONWIDE LIFE INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	The Bank of New York One Wall Street 3rd Floor - Window A New York, NY 10286 F/A/O Nationwide Life Insurance Co. Acct #267829
Tax identification number	31-4156830

Purchaser Name	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Name in which to register Notes	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Series A Note registration number; principal amount	RA-6; $5,000,000
Payment on account of Note Method Account information	Federal Funds Wire Transfer The Bank of New York ABA #021-000-018 BNF: IOC566 F/A/O Nationwide Life and Annuity Insurance Company Attn: P & I Department Re: (See "Accompanying information" below)
Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.06% Senior Notes due September 30, 2010

PPN: 12158# AA 9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

P O Box 19266

Attn: P & I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

Address / Fax # for all other notices	Nationwide Life and Annuity Insurance Company One Nationwide Plaza (1-33-07) Columbus, Ohio 43215-2220 Attention: Corporate Fixed-Income Securities
Signature Block	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	The Bank of New York One Wall Street 3rd Floor - Window A New York, NY 10286 F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961
Tax identification number	31-1000740

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in which to register Notes	UNITED OF OMAHA LIFE INSURANCE COMPANY
Series B Note registration number; principal amount	RB-9; $9,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to: United of Omaha Life Insurance Company

Account # 900-9000200

a/c: G07097

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing-G. Ruiz a/c: G07097
Address / Fax # for all other notices	4 - Investment Loan Administration United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011
Signature Block	UNITED OF OMAHA LIFE INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JPMorgan Chase Bank North America Insurance - 6th Floor Attn: Patricia A. Radzicki 3 Chase Metrotech Center Brooklyn, NY 11245
Tax identification number	47-032211

Purchaser Name	MUTUAL OF OMAHA INSURANCE COMPANY
Name in which to register Notes	MUTUAL OF OMAHA INSURANCE COMPANY
Series B Note registration number; principal amount	RB-10; $4,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to: Mutual of Omaha Insurance Company

Account #900-9000200

a/c: G07096

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing-G. Ruiz a/c: G07096
Address / Fax # for all other notices	4 - Investment Loan Administration United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011
Signature Block	MUTUAL OF OMAHA INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JPMorgan Chase Bank North America Insurance - 6th Floor Attn: Patricia A. Radzicki 3 Chase Metrotech Center Brooklyn, NY 11245
Tax identification number	47-0246511

Purchaser Name	COMPANION LIFE INSURANCE COMPANY
Name in which to register Notes	COMPANION LIFE INSURANCE COMPANY
Series B Note registration number; principal amount	RB-11; $2,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to: Companion Life Insurance Company

Account # 900-9000200

a/c: - G07903

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse

Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing-G. Ruiz a/c: G07903
Address / Fax # for all other notices	4 - Investment Loan Administration United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011
Signature Block	COMPANION LIFE INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	JPMorgan Chase Bank North America Insurance - 6th Floor Attn: Patricia A. Radzicki 3 Chase Metrotech Center Brooklyn, NY 11245
Tax identification number	13-1595128

Purchaser Name	KANSAS CITY LIFE INSURANCE COMPANY
Name in which to register Notes	UMBTRU & CO
Series B Note registration number; principal amount	RB-12;$3,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

Federal Reserve Bank of Kansas City

ABA No.: 101000695

BNF Name: Trust Operations

BNF A/C: 9800006823

OBI Field: FBO Kansas City Life Insurance Company, trust account number 69018200l

See "accompanying Information" below

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse

Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354
Address / Fax # for all other notices	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354 overnight delivery 3520 Broadway Kansas City, MO 64111
Signature Block	KANSAS CITY LIFE INSURANCE COMPANY By: /s/ Name: Philip A. Williams Title: Vice President, Securities
Instructions re Delivery of Notes	DTC/NY Window Account: 2450, UMB Bank FFC: Kansas City Life Insurance Co. A/C #690182001 55 Water Street 3rd Floor Plaza Level New York, NY 10041
Tax identification number	44-0308260

Purchaser Name	SUNSET LIFE INSURANCE COMPANY OF AMERICA
Name in which to register Notes	UMBTRU & CO
Series B Note registration number; principal amount	RB-13;$1,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

Federal Reserve Bank of Kansas City

ABA No.: 101000695

BNF Name: Trust Operations

BNF A/C: 9800006823

OBI Field: FBO Sunset Life Insurance Company of America, trust account number 690182035

See "accompanying Information" below

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse

Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354
Address / Fax # for all other notices	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354 overnight delivery 3520 Broadway Kansas City, MO 64111
Signature Block	SUNSET LIFE INSURANCE COMPANY By: /s/ Name: Philip A. Williams Title: Vice President, Securities
Instructions re Delivery of Notes	DTC/NY Window Account: 2450, UMB Bank FFC: Sunset Life Insurance Company of America A/C #690182035 55 Water Street 3rd Floor Plaza Level New York, NY 10041
Tax identification number	91-0431975

Purchaser Name	OLD AMERICAN INSURANCE COMPANY
Name in which to register Notes	UMBTRU & CO
Series B Note registration number; principal amount	RB-14;$1,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

Federal Reserve Bank of Kansas City

ABA No.: 101000695

BNF Name: Trust Operations

BNF A/C: 9800006823

OBI Field: FBO Old American Insurance Company, trust account number 690182100

See "accompanying Information" below

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse

Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354
Address / Fax # for all other notices	Kansas City Life Insurance Company Securities Division P.O. Box 211587 Kansas City, MO 64121-1587 Fax: (816) 753-1354 overnight delivery 3520 Broadway Kansas City, MO 64111
Signature Block	OLD AMERICAN INSURANCE COMPANY By: /s/ Name: Philip A. Williams Title: Vice President, Securities
Instructions re Delivery of Notes	DTC/NY Window Account: 2450, UMB Bank FFC: Old American Insurance Company A/C #690182100 55 Water Street 3rd Floor Plaza Level New York, NY 10041
Tax identification number	44-0376695

Purchaser Name	BENEFICIAL LIFE INSURANCE COMPANY
Name in which to register Notes	TFINN
Series B Note registration number; principal amount	RB-15;$3,000,000
Payment on account of Note Method Account information	Federal Funds Wire Transfer JPMorgan Chase ABA # 021000021 A/C # 544755102 FFC: Zions First National Bank G70990
Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse

Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN:

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments and all other notices	Beneficial Life Insurance Co. 36 South State, 25th floor Salt Lake City, UT 84136 Attn: Sterling Russell Fax: (801)531-3339
Signature Block	BENEFICIAL LIFE INSURANCE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	Deseret Trust Co. 10 East South Temple Salt Lake City, UT 84133 Attn: Annette Rohovit (801-363-2991 x3016)
Tax identification number	87-0115120

Purchaser Name	WOODMEN ACCIDENT AND LIFE COMPANY
Name in which to register Notes	WOODMEN ACCIDENT AND LIFE COMPANY
Series B Note registration number; principal amount	RB-16; $1,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

U.S. Bank National Association

13th and M Streets

Lincoln, NE 68508

ABA No.: 1040-0002-9

For credit to Woodmen Accident and Life Company

General Fund #1-494-0092-9092

Re: (See "Accompanying information" below)

Accompanying information

Name of Issuer: Burlington Coat Factory Warehouse Corporation

Description of

Security: 4.67% senior Notes due September 30, 2013

PPN: 12158# AB 7

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Woodmen Accident and Life Company 1526 K Street Lincoln, NE 68508 Attn: Investment Division Fax: (402) 437-4392
Address / Fax # for all other notices	Woodmen Accident and Life Company 1526 K Street Lincoln, NE 68508 Attn: Investment Division Fax: (402) 437-4392
Signature Block	WOODMEN ACCIDENT AND LIFE COMPANY By: /s/ Name: Title:
Instructions re Delivery of Notes	Woodmen Accident and Life Company 1526 K Street Lincoln, NE 68508 Attn: Investment Division Fax: (402) 437-4392
Tax identification number	47-0339220

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Affiliate" means at any time, and with respect to any Person,

(a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

(b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Agreement, this" is defined in Section 17.3.

"Asset Disposition" means any Transfer except:

(a) any

(i) Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary;

(ii) Transfer from the Company to a Wholly-Owned Subsidiary; and

(iii) Transfer from the Company or a Wholly-Owned Subsidiary to a Subsidiary (other than a Wholly-Owned Subsidiary) or from a Subsidiary to another Subsidiary, which in either case is for Fair Market Value;

so long as immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

(b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials that are obsolete.

"Attributable Debt" means, as to any particular lease relating to a Sale-and-Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Company or any Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to (i) the interest rate implicit in such lease if known or, (ii) if not known, the prime lending rate per annum of the Bank to an institution of similar credit risk to the Company for a loan of equal maturity at the time of such transaction.

"Bank" means National City Bank, a national banking association.

"Business Day" means (a) for the purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

"Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

"Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease that would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

"Capital Stock" means any class of capital stock, share capital or similar equity interest of a Person.

"Change in Control" is defined in Section 8.3(h).

"Change in Control Prepayment Date" is defined in Section 8.3(c).

"Closing" is defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Company" is defined in the introductory sentence of this Agreement.

"Confidential Information" is defined in Section 20.

"Consolidated Capitalization" means, at any time, Consolidated Net Worth plus Consolidated Long Term Liabilities, in each case determined at such time.

"Consolidated Current Assets" means, at any time, all assets of the Company and its Subsidiaries that would be classified as current assets on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP at such time.

"Consolidated Current Liabilities" means, at any time, all liabilities of the Company and its Subsidiaries that would be classified as current liabilities on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP at such time.

"Consolidated EBITDA" means, for any period, the sum of

(a) Consolidated Net Income for such period, plus

(b) to the extent, and only to the extent, that such aggregate amount was deducted in the computation of Consolidated Net Income for such period, the aggregate amount of

(i) Consolidated Interest Expense for such period, and

(ii) Consolidated Income Tax Expense, depreciation and amortization of the Company and the Subsidiaries for such period, determined on a consolidated basis for such Persons,

provided that (1) the results of operations of any Subsidiary or operating business acquired (by merger, consolidation, amalgamation, purchase of assets or stock or other similar transaction) during such period shall be included in the determination of Consolidated EBITDA for such period assuming such acquisition had occurred on the first day of such period and (2) the results of operations of any Subsidiary or operating business sold or otherwise substantially disposed of (by merger, consolidation, amalgamation, sale of assets or stock or other similar transaction) after the beginning of such period shall be excluded in the determination of Consolidated EBITDA for such period.

"Consolidated Income Tax Expense" means, with respect to any period, the income tax expense of the Company and its Subsidiaries for such period, as would be reflected on a statement of Consolidated Net Income of the Company and its Subsidiaries prepared in accordance with GAAP.

"Consolidated Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Indebtedness of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations but excluding interest on Attributable Debt) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

"Consolidated Long Term Liabilities" means, at any time, (a) all liabilities of the Company and its Subsidiaries other than Consolidated Current Liabilities, plus (b) deferred taxes, in each case as would be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP at such time.

"Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

(a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

(b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions,

(c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

(d) any restoration to income of any contingency reserve, except to the extent that (i) provision for such reserve are made out of income accrued during such period or (ii) adjustments to such reserve is made on a regular basis at least once each fiscal year as a result of changing business conditions (such as an adjustment to a mark-down reserve),

(e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities) if such gain contributed 7.5% or more to Consolidated Net Income for such period (and for the avoidance of doubt, any tax attributable to such gain shall not be deducted from such net income in determining Consolidated Net Income);

(f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

(g) any net gain from the collection of the proceeds of life insurance policies,

(h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Indebtedness, of the Company or any Subsidiary,

(i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

(j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary,

(k) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

(l) any portion of such net income that cannot be freely converted into United States Dollars.

"Consolidated Net Worth" means, at any time,

(a) Consolidated Total Assets at such time, minus

(b) Consolidated Total Liabilities at such time.

"Consolidated Rental Expense" means, with respect to any period, the rental expense of the Company and its Subsidiaries for such period, as would be reflected on a consolidated income statement of the Company and its Subsidiaries prepared in accordance with GAAP.

"Consolidated Tangible Net Worth" means, at any time,

(a) Consolidated Total Assets at such time, minus

    the sum, determined at such time, of:

(i) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary, plus

(ii) any increase in the amount of Consolidated Net Worth attributable to a write-up in the book value of any asset on the books of the Company resulting from a revaluation thereof, plus

(iii) all deferred assets (other than prepaid taxes and insurance premiums),

minus

(c) the total liabilities of the Company and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Company and its Subsidiaries as at such time prepared in accordance with GAAP.

"Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the Capital Stock and surplus of Subsidiaries.

"Consolidated Total Liabilities" means, at any time, the total of all liabilities of the Company and its Subsidiaries outstanding at such time, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

"Control Event" means:

(a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

(b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

"Credit Agreement" means the Amended and Restated Revolving Credit Agreement, dated as of February 1, 2003, by and among the Obligors and the Bank, as amended, restated, extended, supplemented or otherwise modified from time to time, or any direct or indirect replacement thereof (including, without limitation, at any time, the credit agreement of the Company with the largest aggregate commitment).

"Current Portion of Consolidated Long Term Liabilities" means, at any time, that portion of Consolidated Long Term Liabilities which is payable during the 365 day period following such time.

"Debt Prepayment Application" means, with respect to any Transfer of property, the application by the Company or any Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt other than Senior Debt owing to the Company, any Subsidiary or any of their respective Affiliates and Senior Debt in respect of any revolving credit or similar credit facility providing the Company or any Subsidiary with the right to obtain loans or other extensions of credit from time to time (except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application the Obligors shall offer to prepay each outstanding Note, in accordance with Section 8.4, in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion of the holder of such Note in respect of such Transfer. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Obligors nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion of the holder of such Note in respect of such Transfer.

"Debt Prepayment Transfer" is defined in Section 8.4(a).

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York City (or its successor) as its "base" or "prime" rate.

"Disposition Value" means, at any time, with respect to any property

(a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

(b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof in good faith by the Company.

"Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

"Event of Default" is defined in Section 11.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

"Funded Debt" means, all Indebtedness of the Company and its Subsidiaries for the payment of borrowed money, the installment purchase of property, or Capitalized Lease Obligations.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied.

"Governmental Authority" means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

"Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

"Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

"holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

"Indebtedness" means, with respect to any Person, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) Swaps of such Person; and

(g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Without limitation of the foregoing, Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

"Investment" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (b) in any property.

"Lease Rentals" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases).

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

"Make-Whole Amount" is defined in Section 8.8.

"Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of either Obligor to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

"Material Subsidiary" means, at any time, any Subsidiary that represents either: (a) 5% or more of Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company then most recently ended, or (b) 5% or more of Consolidated Total Assets determined as at the end of the most recently ended fiscal quarter of the Company.

"Memorandum" is defined in Section 5.3.

"Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

"Net Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

"Notes" is defined in Section 1.

"Obligors" is defined in the introductory sentence of this Agreement.

"Officer's Certificate" means a certificate of a Senior Financial Officer of either Obligor, as the case may be, or of any other officer of such Obligor whose responsibilities extend to the subject matter of such certificate.

"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

"Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

"Preferred Stock" means any class of Capital Stock of a Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or other equity distributions or the payment of any amount upon liquidation or dissolution of such Person.

"Priority Debt" means the sum, without duplication, of

(a) all outstanding Indebtedness of any Subsidiary other than

        Indebtedness of any Subsidiary owing solely to the Company or any other Subsidiary), and

(ii) Indebtedness of the Subsidiary Obligor not secured by any Lien, plus

(b) all outstanding Indebtedness of the Company secured by Liens other than Liens permitted by clauses (a) through (i), inclusive, of Section 10.7, plus

(c) all Attributable Debt of the Company and its Subsidiaries.

"property or properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"Property Reinvestment Application" means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or such Subsidiary of a similar nature (excluding, for the avoidance of doubt, cash and cash equivalents), and of at least equivalent Fair Market Value, to the property so Transferred, which assets shall be used in the principal business of such Person as conducted immediately prior to such Transfer.

"PTE" is defined in Section 6.2(a).

"Purchasers" is defined in the addressee line to this Agreement

"QPAM Exemption" is defined in Section 6.2(d).

"Qualified Institutional Buyer" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

"Ratable Portion" means, in respect of any holder of any Note and any Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Debt in connection with such Transfer multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note at the time of such Transfer and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries at the time of such Transfer determined on a consolidated basis in accordance with GAAP.

"Required Holders" means, at any time, the holders of at least 66 2/3% in principal amount of the Notes (without regard to Series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

"Responsible Officer" means any Senior Financial Officer and any other officer of either Obligor with responsibility for the administration of the relevant portion of this Agreement.

"Restricted Investments" means all Investments except the following:

(a) Investments in and loans to any Subsidiary or any Person that, concurrently with such Investment, becomes a Subsidiary;

(b) Investments in (i) direct obligations of the United States of America; (ii) U.S. agency bonds having a final maturity no later than five (5) years from the date incurred; (iii) certificates of deposit; (iv) commercial paper; (v) repurchase agreements; (vi) master notes; (vii) bank loan participations; or (viii) taxable low floaters. Investments in (iii), (iv), (v), (vi), and (vii) above must have short-term credit ratings of no less than P-2 by Moody's or A-2 by S&P. Investments in (i), (ii), and (viii) above must have long term credit ratings of no less than Aa2 by Moody's or AA by S&P;

(c) Investments in Preferred Stock of corporations rated single A or better by S&P, provided that such Investments do not at any time exceed an amount equal to ten percent (10%) of Consolidated Tangible Net Worth determined as at the end of the fiscal quarter of the Company then most recently ended; and

(d) any other Investments, provided the aggregate amount of such other Investments outstanding at any time shall not exceed 7.5% of Consolidated Tangible Net Worth determined as at the end of the fiscal quarter of the Company then most recently ended.

As of any date of determination, each Restricted Investment shall be valued at the greater of:

(x) the amount at which such Restricted Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

(y) either

(i) in the case of any Guaranty of the obligation of any Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

(ii) in the case of any other Restricted Investment, the excess of (x) the greater of (A) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

As used in this definition of "Restricted Investments":

"Moody's" means Moody's Investors Service, Inc., and

"S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

"Restricted Payment" is defined in Section 10.9.

"Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Security" has the meaning set forth in section 2(1) of the Securities Act.

"Senior Debt" means Indebtedness of the Company or any Subsidiary not in any manner subordinated in right of payment to any other unsecured Indebtedness of the Company or any Subsidiary.

"Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of either Obligor.

"Series" means any one or more of the Series of Notes issued hereunder.

"Series A Notes" is defined in Section 1.

"Series B Notes" is defined in Section 1.

"Source" is defined in Section 6.2.

"Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"Subsidiary Obligor" is defined in the introductory sentence of this Agreement.

"Subsidiary Stock" means, with respect to any Person, the Capital Stock (or any options or warrants to purchase stock, shares or other Securities exchangeable for or convertible into stock or shares) of any Subsidiary of such Person.

"Successor Corporation" is defined in Section 10.8(a).

"Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

"Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis; provided, that any lease by the Company or any Subsidiary, as lessor of property owned by the Company or such Subsidiary shall only constitute a "Transfer" to the extent that, immediately after entering into any such lease, the aggregate book value of all property owned by one or more of the Company and the Subsidiaries, and subject to such a lease arrangement, exceeds 10% of Consolidated Total Assets.

"Transfer Prepayment Date" is defined in Section 8.4(a).

"Transfer Prepayment Offer" is defined in Section 8.4(a).

"USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 of the United States of America.

"Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

SCHEDULE 3

PAYMENT INSTRUCTIONS

JP Morgan Chase Bank

1411 Broadway, 5th Floor

New York, NY 10018

ABA No. _________021000021________

Account Name: ____Burlington Coat Factory______

Account Number: ___020 014368___

Contact Name and Telephone Number: Graig Tansue, Accounting Officer

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

NONE

SCHEDULE 5.3

DISCLOSURE MATERIALS

NONE

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

Affiliates:

Monroe G. Milstein

Andrew R. Milstein

Stephen E. Milstein

Lazer Milstein

Estate of Henrietta Milstein

Trust established under Article SIXTHof the
last will and testament of Henrietta Milstein

Latzim Family LLC

Samgray, L.P.

Subsdiaries:

BURLINGTON COAT FACTORY WAREHOUSE CORP.

LISTING OF SUSIDIARIES

LEGAL CORPORATE NAMES	STATE OF INC.	% OWNED

A & B LIQUIDATION WAREHOUSE	NJ	100
A & B LIQUIDATION WAREHOUSE	MD	100
BABY DEPOT OF ONTARIO, INC.	CA	100
BABY DEPOT OF SAN DIEGO, INC.	CA	100
BABY ROOM OF ARLINGTON % # 19	IL	100
BURLINGTON BABY ROOM OF N.Y., INC.	NY	100
BURLINGTON COAT FACTORY DIRECT CORPORATION	NJ	100
BURLINGTON COAT FACTORY INTERNATIONAL, INC.	DE	100
BURLINGTON COAT FACTORY MARKETING CORP.	NJ	100
BURLINGTON COAT FACTORY OUTLET OF EYNON, INC.	PA	100
BURLINGTON COAT FACTORY OUTLET OF READING, INC.	PA	100
BURLINGTON COAT FACTORY OUTLET, INC.	PA	100
BURLINGTON COAT FACTORY REALTY CORP.	DE**	100
BURLINGTON COAT FACTORY REALTY OF ASHEVILLE, INC.	NC	100
BURLINGTON COAT FACTORY REALTY OF BAYTOWN, INC.	TX	100
BURLINGTON COAT FACTORY REALTY OF BELLAIRE, INC.	TX	100
BURLINGTON COAT FACTORY REALTY OF BLOOMINGDALE, INC.	IL	100
BURLINGTON COAT FACTORY REALTY OF COLISEUM, INC.	VA	100
BURLINGTON COAT FACTORY REALTY OF CORAL SPRINGS, INC.	FL	100
BURLINGTON COAT FACTORY REALTY OF DES PERES, INC.	MO	100
BURLINGTON COAT FACTORY REALTY OF DESERT SKY, INC.	AZ	100
BURLINGTON COAT FACTORY REALTY OF DUBLIN, INC.	CA	100
BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.	NJ	100
BURLINGTON COAT FACTORY REALTY OF FAIRFAX, INC.	VA	100
BURLINGTON COAT FACTORY REALTY OF FLORIN, INC.	CA	100
BURLINGTON COAT FACTORY REALTY OF FRANKLIN, INC.	WA	100
BURLINGTON COAT FACTORY REALTY OF GREENWOOD, INC.	IN	100
BURLINGTON COAT FACTORY REALTY OF HUNTSVILLE, INC.	AL	100
BURLINGTON COAT FACTORY REALTY OF HUNTSVILLE, LLC.	AL	100
BURLINGTON COAT FACTORY REALTY OF LANGHORNE, INC.	PA	100
BURLINGTON COAT FACTORY REALTY OF MEMPHIS, INC.	TN	100
BURLINGTON COAT FACTORY REALTY OF MEMPHIS, LLC.	TN	100
BURLINGTON COAT FACTORY REALTY OF MESA, INC.	AZ	100
BURLINGTON COAT FACTORY REALTY OF MORROW, INC.	GA	100
BURLINGTON COAT FACTORY REALTY OF NORTH ATTLEBORO, INC.	MA	100
BURLINGTON COAT FACTORY REALTY OF NORTH LITTLE ROCK, INC.	AR	100
BURLINGTON COAT FACTORY REALTY OF ORLANDO, INC.	FL	100
BURLINGTON COAT FACTORY REALTY OF PARAMUS, INC.	NJ	100
BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.	NJ	100
BURLINGTON COAT FACTORY REALTY OF RIVER OAKS, INC.	IL	100
BURLINGTON COAT FACTORY REALTY OF SARASOTA, INC.	FL	100
BURLINGTON COAT FACTORY REALTY OF UNIVERSITY SQUARE, INC.	FL	100
BURLINGTON COAT FACTORY REALTY OF VENTURA, INC.	CA	100
BURLINGTON COAT FACTORY REALTY OF WEST COLONIAL, INC.	FL	100
BURLINGTON COAT FACTORY REALTY OF WEST MIFFLIN, INC.	PA	100
BURLINGTON COAT FACTORY REALTY OF WESTMORELAND, INC.	TX	100
BURLINGTON COAT FACTORY REALTY OF WHITEHALL, INC.	PA	100
BURLINGTON COAT FACTORY REALTY OF YONKERS, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION	DE	100
BURLINGTON COAT FACTORY WAREHOUSE OF AKRON, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALABAMA, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALAMANCE, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALBANY, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALBUQUERQUE, INC.	NM	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALLEGHENY, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALLENTOWN, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ALTAMONTE, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF AMHERST, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF ANCHORAGE, INC.	AK	100
BURLINGTON COAT FACTORY WAREHOUSE OF ANN ARBOR, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF ANNAPOLIS, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF APPLE VALLEY, INC.	MN	100
BURLINGTON COAT FACTORY WAREHOUSE OF APPLETON, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF ARCADIA, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ARLINGTON, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF ARLINGTON, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF ARUNDEL, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF ASHEVILLE, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF ATLANTA, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ATLANTIC CENTER, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF AUBURN HILLS, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF AUBURN, INC.	WA	100
BURLINGTON COAT FACTORY WAREHOUSE OF AUGUSTA, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF AUSTELL, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF AUSTIN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF BAKERSFIELD, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BALTIMORE, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF BANGOR, INC.	ME	100
BURLINGTON COAT FACTORY WAREHOUSE OF BATON ROUGE, INC.	LA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BAY CITY, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF BAYBROOK, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF BAYSHORE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF BEACH, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BEAR VALLEY, INC.	CO	100
BURLINGTON COAT FACTORY WAREHOUSE OF BEAVERTON, INC.	OR	100
BURLINGTON COAT FACTORY WAREHOUSE OF BELLAIRE, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF BENJAMIN KC., INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF BERGEN, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF BETHEL PARK, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BILLERICA, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BLOOMFIELD, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF BLOOMINGDALE, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF BOISE, INC.	ID	100
BURLINGTON COAT FACTORY WAREHOUSE OF BOWLES CROSSING, INC.	CO	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRADENTON, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRAINTREE, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRANDON, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRIDGETON, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRIDGEWATER, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BRISTOL, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BROOKFIELD, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF BROWN DEER, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF BROWNSVILLE, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF BUENA PARK, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF BUFFALO, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF BUILDER'S TULSA, INC.	OK	100
BURLINGTON COAT FACTORY WAREHOUSE OF BURBANK, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF BURLINGTON, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF BURNSVILLE, INC.	MN	100
BURLINGTON COAT FACTORY WAREHOUSE OF CAMBRIDGE, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CANOGA PARK, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CANTON, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF CASTLETON, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF CENTER CITY, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CERRITOS, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHANDLER, INC.	AZ	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHARLESTON, INC.	SC	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHARLESTON, INC.	WV	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHARLOTTE, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHARTER OAK, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHARTER OAK, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHEEKTOWAGA, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHELSEA, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHELTENHAM, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHERRY HILL, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHICAGO, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHIPPENHAM, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CHRISTIANA, INC.	DE	100
BURLINGTON COAT FACTORY WAREHOUSE OF CINCINNATI, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF CITY PLACE, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF CLACKAMAS, INC.	OR	100
BURLINGTON COAT FACTORY WAREHOUSE OF CLARKSVILLE, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF CLEARWATER, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF CLEVELAND, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLISEUM, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLORADO SPRINGS, INC.	CO	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLORADO, INC.	CO	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLUMBIA, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLUMBIA, INC.	SC	100
BURLINGTON COAT FACTORY WAREHOUSE OF COLUMBUS, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF COMMACK, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF CONCORD, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CONCORD, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF CONNECTICUT, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF CONYERS, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF CORAL SPRINGS, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF CORPUS CHRISTI, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF COUNTRYSIDE, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF CUYAHOGA, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF DALY CITY, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF DANBURY, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF DANVERS, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF DAYTON, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF DENVER, INC.	CO	100
BURLINGTON COAT FACTORY WAREHOUSE OF DES MOINES, INC.	IA	100
BURLINGTON COAT FACTORY WAREHOUSE OF DES PERES, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF DESERT SKY, INC.	AZ	100
BURLINGTON COAT FACTORY WAREHOUSE OF DETROIT, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF DOLPHIN, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF DUBLIN, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF DURHAM, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF DUTCH SQUARE, INC.	SC	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST BRUNSWICK, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST HARTFORD, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST INDIANAPOLIS, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST MEADOW, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST ORLANDO, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST PROVIDENCE, INC.	RI	100
BURLINGTON COAT FACTORY WAREHOUSE OF EAST ST.LOUIS, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF EATONTOWN, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK
URBAN RENEWAL CORP.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF EDWARDSVILLE, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF EL PASO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF ERIE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF EULESS, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF EVANSVILLE, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF FAIRFAX, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FALL RIVER, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FAYETTEVILLE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF FIVE TOWN, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FLEMINGTON, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF FLINT, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF FLORIDA, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF FLORIN, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FOREST FAIR MALL, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF FORT WORTH, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF FRANKLIN, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FRANKLIN, INC.	WA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FREDERICK, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF FREDERICKSBURG, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FRENCH MARKET, INC.	OK	100
BURLINGTON COAT FACTORY WAREHOUSE OF FRESNO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FT. MYERS, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF FULLERTON, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF GAITHERSBURG, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF GARDEN CITY, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF GILFORD, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF GLEN BURNIE, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF GLEN OAKS, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF GLENVIEW, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF GOODLETTSVILLE, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF GRAND RAPIDS, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF GRAPEVINE, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREECE TOWN, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREECE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENBELT, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENBRIAR, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENSBURG, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENVILLE, INC.	SC	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENWOOD, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF GREENWOOD, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF GURNEE, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF GWINNETT, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HAMPTON, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HANOVER PARK, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF HARRISBURG, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HARVEY, INC.	LA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HARWOOD HEIGHTS, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF HAVERTOWN, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HAYWARD, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HENDERSON, INC.	NV	100
BURLINGTON COAT FACTORY WAREHOUSE OF HENRIETTA, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF HERALD SQUARE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF HIALEAH, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF HICKORY COMMONS, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF HICKORY HOLLOW, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF HOOVER, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF HOUSTON, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF HUNT VALLEY, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF HUNTINGTON BEACH, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF HUNTSVILLE, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF HUNTSVILLE, LLC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF INDIANA, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF INDIANAPOLIS, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF JACKSON, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF JACKSONVILLE, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF JESSUP, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF JOHNSON CITY, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF JOHNSTON, INC.	RI	100
BURLINGTON COAT FACTORY WAREHOUSE OF KANSAS CITY, INC.	KS	100
BURLINGTON COAT FACTORY WAREHOUSE OF KATY, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF KENNER, INC.	LA	100
BURLINGTON COAT FACTORY WAREHOUSE OF KENTWOOD, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF KINGSHIGHWAY, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF KINGSPORT, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF KINGSTON, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF KNOXVILLE, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF LA MESA, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF LAFAYETTE, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF LANCASTER, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF LANGHORNE, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF LANSING, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF LANSING, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF LAREDO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF LAUREL, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF LAWRENCE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF LEXINGTON, INC.	KY	100
BURLINGTON COAT FACTORY WAREHOUSE OF LITTLE ROCK, INC.	AR	100
BURLINGTON COAT FACTORY WAREHOUSE OF LIVONIA, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF LONG ISLAND, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF LOUDOUN, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF LOUISIANA, INC.	LA	100
BURLINGTON COAT FACTORY WAREHOUSE OF LOUISVILLE, INC.	KY	100
BURLINGTON COAT FACTORY WAREHOUSE OF MACEDONIA, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF MACON, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MADISON, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF MAINE, INC.	ME	100
BURLINGTON COAT FACTORY WAREHOUSE OF MANASSAS, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MANCHESTER, INC.	NH	100
BURLINGTON COAT FACTORY WAREHOUSE OF MANHATTAN, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF MAPLEWOOD, INC.	MN	100
BURLINGTON COAT FACTORY WAREHOUSE OF MARIETTA, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MARKET, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MARYLAND, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF MASSAPEQUA, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF MATTERSON, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF MATTHEWS, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF McALLEN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF MEMPHIS, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF MENTOR, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF MERIDEN, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF MERRILLVILLE, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF MESA, INC.	AZ	100
BURLINGTON COAT FACTORY WAREHOUSE OF MESQUITE, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF MIDDLETOWN, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF MILLCREEK, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MILPITAS, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MILWAUKEE, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF MINNEAPOLIS, INC.	MN	100
BURLINGTON COAT FACTORY WAREHOUSE OF MISHAWAKA, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF MISSION VIEJO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MISSOURI, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF MODESTO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MONROEVILLE, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MONTGOMERY OHIO, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF MONTGOMERY, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF MONTGOMERYVILLE, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MORROW, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF MUNDELEIN, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF MURRAY, INC.	UT	100
BURLINGTON COAT FACTORY WAREHOUSE OF N. C., INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF NAPERVILLE, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF NASHUA, INC	NH	100
BURLINGTON COAT FACTORY WAREHOUSE OF NASHVILLE, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF NATICK, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF NEW LONDON, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF NEWPORT NEWS, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF NIAGARA FALLS, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF NILES, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH AUSTIN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH BABYLON, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH BIRMINGHAM, INC.	AL	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH DEKALB, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH EL PASO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH LITTLE ROCK, INC.	AR	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH RIVERSIDE, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTH SAN ANTONIO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF NORTHWEST HIGHWAY, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF OCEAN, INC.	NJ	100
BURLINGTON COAT FACTORY WAREHOUSE OF OHIO, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF OKLAHOMA CITY, INC.	OK	100
BURLINGTON COAT FACTORY WAREHOUSE OF OKLAHOMA, INC.	OK	100
BURLINGTON COAT FACTORY WAREHOUSE OF OLATHE, INC.	KS	100
BURLINGTON COAT FACTORY WAREHOUSE OF OLD TOWN, INC.	NV	100
BURLINGTON COAT FACTORY WAREHOUSE OF OMAHA, INC.	NE	100
BURLINGTON COAT FACTORY WAREHOUSE OF ONTARIO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ORANGE, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF ORANGE, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF OREM, INC.	UT	100
BURLINGTON COAT FACTORY WAREHOUSE OF ORLANDO, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF PARADISE VALLEY, INC.	AZ	100
BURLINGTON COAT FACTORY WAREHOUSE OF PATCHOGUE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF PEN-CAM, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF PENNSYLVANIA, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF PEORIA, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF PHILADELPHIA, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF PHOENIX, INC.	AZ	100
BURLINGTON COAT FACTORY WAREHOUSE OF PINEVILLE, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF PITTSBURG-CAL., INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF PITTSBURGH, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF PLANO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF POCONO CROSSING, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF PORTLAND, INC.	OR	100
BURLINGTON COAT FACTORY WAREHOUSE OF POTOMAC, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF POUGHKEEPSIE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF PUENTE HILLS, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF RALEIGH, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF RANCHO MIRAGE, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF RANDALL, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF READING, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF REDBIRD, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF REDFORD, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF REGENCY, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF REISTERSTOWN, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF RENO, INC.	NV	100
BURLINGTON COAT FACTORY WAREHOUSE OF REVERE, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF RICHMOND, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ROANOKE, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ROCHESTER, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF ROCKFORD, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF ROHNERT PARK, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF ROSWELL, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SALEM, INC.	OR	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAN ANTONIO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAN DIEGO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAN FRANCISCO, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAN JOSE, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SANDY SPRINGS, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SARASOTA, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAVANNAH, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SAWGRASS, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF SCARSDALE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF SEAFORD, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF SECURITY, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF SEMINOLE, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF SHARPSTOWN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF SHELBY, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF SHERMAN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF SHREVEPORT, INC.	LA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SHREWSBURY, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH ATTLEBORO, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH AUSTIN, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH DALE MABRY, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH DEKALB, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH SAN ANTONIO, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTH WILLOW, INC.	NH	100
BURLINGTON COAT FACTORY WAREHOUSE OF SOUTHFIELD, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF SPOKANE, INC.	WA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SPRINGFIELD, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF SPRINGFIELD, INC.	MA*	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. ANN, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. CLAIR, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. CLAIRSVILLE, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. LOUIS, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. PAUL, INC.	MN	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. PETERS, INC.	MO	100
BURLINGTON COAT FACTORY WAREHOUSE OF ST. PETERSBURG, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF STAMFORD, INC.	CT	100
BURLINGTON COAT FACTORY WAREHOUSE OF STERLING PARK, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF SUGARLOAF, INC.	GA	100
BURLINGTON COAT FACTORY WAREHOUSE OF TACOMA, INC.	WA	100
BURLINGTON COAT FACTORY WAREHOUSE OF TALLAHASSEE, INC.	FLA	100
BURLINGTON COAT FACTORY WAREHOUSE OF TAMPA, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF TAYLOR, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF TERRE HAUTE, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF TINLEY PARK, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF TORRANCE, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF TOWN EAST, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF TOWNE PLAZA, INC.	WI	100
BURLINGTON COAT FACTORY WAREHOUSE OF TOWSON, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF TROPICANA, INC.	NV	100
BURLINGTON COAT FACTORY WAREHOUSE OF TULSA, INC.	OK	100
BURLINGTON COAT FACTORY WAREHOUSE OF UNIVERSITY SQUARE, INC.	FL	100
BURLINGTON COAT FACTORY WAREHOUSE OF UNIVERSITY, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF VENTURA, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF VILLA PARK, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF VIRGINIA BEACH, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF VIRGINIA, INC.	VA	100
BURLINGTON COAT FACTORY WAREHOUSE OF VISTA, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WALDORF, INC.	MD	100
BURLINGTON COAT FACTORY WAREHOUSE OF WALKER, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF WARMINSTER, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WARREN, INC.	MI	100
BURLINGTON COAT FACTORY WAREHOUSE OF WARWICK, INC.	RI	100
BURLINGTON COAT FACTORY WAREHOUSE OF WASHINGTON, INC.	IN	100
BURLINGTON COAT FACTORY WAREHOUSE OF WASHINGTON, INC.	WA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WATERTOWN, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF WEST COVINA, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WEST MIFFLIN, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WEST OAK, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF WEST WICHITA, INC.	KS	100
BURLINGTON COAT FACTORY WAREHOUSE OF WESTERN HILLS, INC.	OH	100
BURLINGTON COAT FACTORY WAREHOUSE OF WESTMORELAND, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF WHITEHALL, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WHITTIER, INC.	CA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WICHITA, INC.	KS	100
BURLINGTON COAT FACTORY WAREHOUSE OF WILKES-BARRE, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE OF WILLIAMSVILLE, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF WILLOWBROOK, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF WINSTON SALEM, INC.	NC	100
BURLINGTON COAT FACTORY WAREHOUSE OF WOLFCHASE, INC.	TN	100
BURLINGTON COAT FACTORY WAREHOUSE OF WOODLANDS, INC.	TX	100
BURLINGTON COAT FACTORY WAREHOUSE OF WOONSOCKET, INC.	RI	100
BURLINGTON COAT FACTORY WAREHOUSE OF WORCESTER, INC.	MA	100
BURLINGTON COAT FACTORY WAREHOUSE OF YARDS, INC.	IL	100
BURLINGTON COAT FACTORY WAREHOUSE OF YONKERS, INC.	NY	100
BURLINGTON COAT FACTORY WAREHOUSE OF YORK, INC.	PA	100
BURLINGTON COAT FACTORY WAREHOUSE, INC.	PA	100
BURLINGTON COAT REALTY OF EAST WINDSOR, INC.	CT	100
BURLINGTON COAT REALTY OF GURNEE, INC.	IL	100
BURLINGTON COAT REALTY OF HOUSTON, INC.	TX	100
BURLINGTON COAT REALTY OF LAS VEGAS, INC.	NV	100
BURLINGTON COAT REALTY OF PLANO, INC.	TX	100
BURLINGTON COAT REALTY OF POTOMAC, INC.	VA	100
BURLINGTON HOME SHOPPERS, INC.	NJ	100
BURLINGTON LUXURY LINENS OF N.Y., INC.	NY	100
C F T, CORP.	DE	100
CFB, INC.	DE	100
CFIC, CORP.	DE	100
CLB, INC.	DE	100
COHOES FASHIONS OF BOSTON, INC.	MA	100
COHOES FASHIONS OF CRANSTON, INC.	RI	100
COHOES FASHIONS OF CROSSGATE, INC.	NY	100
COHOES FASHIONS OF E. WINDSOR, INC.	CT	100
COHOES FASHIONS OF ELIZABETH, INC.	NJ	100
COHOES FASHIONS OF LEXINGTON, INC.	MA	100
COHOES FASHIONS, INC.	NY	100
COHOES OF FAYETTEVILLE, INC.	NY	100
COHOES OF PITTSFORD PLAZA, INC.	NY	100
DECELLE OF NORTH ATTLEBORO, INC.	MA	100
DECELLE OF SHREWSBURY, INC.	MA	100
DECELLE, INC.	MA*	0
E.K. OF NEW YORK HOLDINGS, INC.	NY	100
EYNON PLAZA FASHIONS, INC.	PA	100
FAMOUS BRANDS OF DALLAS, INC.	TX	100
GEORGETOWN FASHIONS, INC.	NY	100
K & T ACQUISITION CORP.	FL	100
L.C. ACQUISITION CORP.	NY	75
LORING COAT, INC.	NY***	0
LUXURY LINENS CORP.	NJ	100
LUXURY LINENS OF EULESS, INC.	TX	100
LUXURY LINENS OF LEVITTOWN, INC.	PA	100
LUXURY LINENS OF MONROEVILLE, INC.	PA	100
LUXURY LINENS OF MORGANTOWN, INC.	PA	100
LUXURY LINENS OF NASHVILLE, INC.	TN	100
LUXURY LINENS OF READING, INC.	PA	100
LUXURY LINENS OF RICHMOND, INC.	VA	100
LUXURY LINENS OF ST. LOUIS, INC.	MO	100
LUXURY LINENS OF TULSA, INC.	OK	100
LUXURY LINENS OF UTAH, INC.	UT	100
M J M DESIGNER SHOES OF BLOOMINGDALE, INC.	IL	100
M J M DESIGNER SHOES OF BRANDON, INC.	FL	100
M J M DESIGNER SHOES OF BROWNSVILLE, INC.	TX	100
M J M DESIGNER SHOES OF COMMACK, INC.	NY	100
M J M DESIGNER SHOES OF ELIZABETH, INC.	NJ	100
M J M DESIGNER SHOES OF EYNON, INC.	PA	100
M J M DESIGNER SHOES OF FT. MYERS, INC.	FL	100
M J M DESIGNER SHOES OF GLEN OAKS, INC.	NY	100
M J M DESIGNER SHOES OF HIALEAH, INC.	FL	100
M J M DESIGNER SHOES OF LAWRENCEVILLE, INC.	NJ	100
M J M DESIGNER SHOES OF MERRILLVILLE, INC.	IN	100
M J M DESIGNER SHOES OF MODESTO, INC.	CA	100
M J M DESIGNER SHOES OF NORTH MESA, INC.	TX	100
M J M DESIGNER SHOES OF NORTH SAN ANTONIO, INC.	TX	100
M J M DESIGNER SHOES OF ONTARIO, INC.	CA	100
M J M DESIGNER SHOES OF PINEBROOK, INC.	NJ	100
M J M DESIGNER SHOES OF SACRAMENTO, INC.	CA	100
M J M DESIGNER SHOES OF SHARPSTOWN , INC.	TX	100
M J M DESIGNER SHOES OF SOUTH SAN ANTONIO, INC.	TX	100
M J M DESIGNER SHOES OF WEST OAK, INC.	TX	100
M J M DESIGNER SHOES OF WINSTON SALEM, INC.	NC	100
M J M DESIGNER SHOES, INC.	NY	100
MONROE G. MILSTEIN, INC.	NY	100
NEW HAMPSHIRE - M.I.S. CENTER	DE	100
PENN FASHIONS, INC.	PA	100
PENN PLAZA FASHIONS	PA	100
PNN, LTD	NJ	100
SHARON SEZ, INC.	NJ	100
T I B I 2, CORP.	DE	100
TOTALLY 4 KIDS OF CHANDLER, INC.	AZ	100
TOTALLY 4 KIDS OF CHERRY HILL, INC.	NJ	100
TOTALLY 4 KIDS OF JESSUP, INC.	MD	100
TOTALLY 4 KIDS OF MILPITAS, INC.	CA	100
TOTALLY 4 KIDS OF NASHVILLE, INC.	TN	100
TOTALLY 4 KIDS OF ONTARIO, INC.	CA	100
TOTALLY 4 KIDS OF STERLING, INC.	VA	100
TOTALLY 4 KIDS OF TULSA, INC.	OK	100

* BCFW of Springfield, Inc. wholly owns Decelle, Inc.
** Burlington Coat Factory Realty Corp. wholly owns all Burlington Coat Factory Realty subsidiaries.
*** L.C. Acquisition Corp. owns 75% of Loring Coat, Inc.

SCHEDULE 5.5

FINANCIAL STATEMENTS

  Annual Report for Fiscal Year Ended June 1, 2002;

  Quarterly Report Fiscal Period Ending August 31, 2002;

  Quarterly Report Fiscal Period Ending November 30, 2002; and

  Quarterly Report Fiscal Period Ending March 1, 2003.

SCHEDULE 5.8

CERTAIN LITIGATION

NONE

SCHEDULE 5.11

PATENTS, ETC.

NONE

SCHEDULE 5.12

ERISA AFFILIATES

Each of the Subsidiaries listed in Schedule 5.4 herein.

SCHEDULE 5.14

USE OF PROCEEDS

General corporate purposes and build-out of additional stores, including associated real estate acquisitions.

SCHEDULE 5.15

EXISTING INDEBTEDNESS AND LIENS

  Unsecured $100,000,000 Revolving Credit Agreement with National City Bank;

  $2,000,000 Loan Agreement by Burlington County Board of Chosen Freeholders to Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp., secured by a Mortgage on distribution facility located in the township of Edgewater Park, County of Burlington and State of New Jersey;

  $7,005,000 Loan Agreement between New Jersey Economic Development Authority and Burlington Coat Factory Warehouse of New Jersey, Inc. secured by a mortgage on distribution facility located in the township of Burlington, County of Burlington and State of New Jersey;

  Unsecured Line of Credit with Chase Bank in the amount of $25,000,000.

EXHIBIT 1A

[FORM OF SERIES A NOTE]

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.

4.06% SERIES A SENIOR NOTE DUE SEPTEMBER 30, 2010

No. RA-____ [Date]

$_________ PPN: __________

FOR VALUE RECEIVED, the undersigned, BURLINGTON COAT FACTORY WAREHOUSE CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. (herein called the "Subsidiary Obligor;" and together with the Company, the "Obligors"), a corporation organized and existing under the laws of the State of New Jersey, hereby promise to pay to _____________ or registered assigns, the principal sum of ____________________ DOLLARS ($__________) on September 30, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.06% per annum from the date hereof, payable semi-annually on the 30th day of September and March in each year, commencing with the September or March next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.06% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York City, New York (or its successor) as its "base" or "prime" rate.

The obligations of the Obligors under this Note are joint and several.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of JPMorgan Chase Bank in New York City, New York located at 1411 Broadway, New York, New York 10018 or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of August 15, 2003 (as from time to time amended, the "Note Purchase Agreement"), by and among the Obligors and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION By: _______________________________ Name: Title:

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. By: _________________________________ Name: Title:

EXHIBIT 1B

[FORM OF SERIES B NOTE]

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.

4.67% SERIES B SENIOR NOTE DUE SEPTEMBER 30, 2013

No. RB-____ [Date]

$_________ PPN: __________

FOR VALUE RECEIVED, the undersigned, BURLINGTON COAT FACTORY WAREHOUSE CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. (herein called the "Subsidiary Obligor;" and together with the Company, the "Obligors"), a corporation organized and existing under the laws of the State of New Jersey, hereby promise to pay to _____________ or registered assigns, the principal sum of ____________________ DOLLARS ($__________) on September 30, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.67% per annum from the date hereof, payable semi-annually on the 30th day of September and March in each year, commencing with the September or March next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.67% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York City, New York (or its successor) as its "base" or "prime" rate.

The obligations of the Obligors under this Note are joint and several.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of JPMorgan Chase Bank in New York City, New York located at 1411 Broadway, New York, New York 10018 or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of August 15, 2003 (as from time to time amended, the "Note Purchase Agreement"), by and among the Obligors and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION By: _______________________________ Name: Title:

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. By: _________________________________ Name: Title: